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                                                                   EXHIBIT 10.23


                        ADMINISTRATIVE SERVICES AGREEMENT
                                  MAY 13, 2005
                             NOTICE OF TERMINATION


                                                               November 21, 2005



Palisades Capital Management, LLC
One Bridge Plaza
Fort Lee, NJ 07024

Attention: Brian K. Fern, Chief Financial Officer


Ladies and Gentlemen:

         We refer to that certain agreement dated May 13, 2005, between you and us (the "Agreement") pursuant to which you have provided certain administrative services to us in consideration of a monthly fee of $3,000. Pursuant to the terms of the Agreement, this letter will constitute notice of termination of the Agreement, which termination shall become effective 30 days from the date hereof. Any fees due under the Agreement should be prorated through the effective date of such termination.

         If you have any questions relating to the foregoing, please do hesitate to call the undersigned. Thank you for all your help.




                                                     Sincerely yours,

                                                     /s/ Michael Sorell

                                                     Michael Sorell
                                                     President and CEO